UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2022

BONANZA GOLDFIELDS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53612	26-2723015
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37th Floor, Singapore Land Tower
50 Raffles Place
Singapore 048623
(Address of principal executive offices and Zip Code)

+65 6829 7029

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common	BONZ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01. Entry into a Material Definitive Agreement.

Marvion Group Limited, a British Virgin Islands private limited company and subsidiary of Bonanza Goldfields Corp., a Nevada corporation, entered into an Technical Knowhow License and Servicing Agreement with DataCube Research Centre Limited, a Hong Kong limited company (“DataCube”), pursuant to which DataCube agreed to provide certain technical knowhow including visual intelligence engine, speech recognition engine, text analytics engine, emotion recognition engine, motion recognition engine, and AI agent creation engine, during a three-year term in consideration of an aggregate of Forty-Two Million Dollars ($42,000,000) in accordance with the terms and conditions of that certain Technical Knowhow License and Servicing Agreement, dated as of November 8, 2022, by and between Marvion Group Limited, a British Islands private limited company, and DataCube (the “DataCube Agreement”). The consideration is payable in cash or cryptocurrencies. The DataCube Agreement contains normal and customary provisions relating to indemnification and ownership of intellectual property.

The foregoing description of the DataCube Agreement is qualified in its entirety by reference to the DataCube Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

DataCube is a subsidiary of China Information Technology Development Limited (Stock Code: 8178.HK), a company listed in the Stock Exchange of Hong Kong Limited (“CITD”). CITD and the Company are parties to that certain Share Swap Agreement dated October 25, 2022, pursuant to which the Company agreed to acquire 26,520,386 Ordinary Shares of CITD, constituting approximately 5.15% of the issued share capital of CITD and approximately 4.9% of the enlarged issued share capital of CITD, in consideration of 218,574,609 shares of BONZ’s common stock, constituting approximately 11.25% of the issued and outstanding common stock of BONZ and approximately 0.153% of BONZ’s issued and outstanding common stock and common stock committed to be issued.

The foregoing description of the Share Swap Agreement and is qualified in it entirety by reference to the Share Swap Agreement, which was filed as Exhibit 10.1 the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 25, 2022, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

10.1	Technical Knowhow License and Servicing Agreement, dated November 8, 2022, by and between Marvion Group Limited and DataCube Research Centre Limited.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Goldfields Corp.
Dated: November 9, 2022

	By:	/s/ Tee Soo TAN
Tee Soo TAN
Chief Executive Officer

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